Exhibit 23.7

                 [Letterhead of AMH Group Ltd.]


                       ENGINEER'S CONSENT


We  consent  to the reference to our appraisal report  for  Devon
Energy Corporation as of the years ended December 31, 1996,  1997 and 1998, incorporated herein by reference.



                                           AMH GROUP LTD.

                                           ROBIN C. MANN
                                           Robin C. Mann, P. Eng.
                                           Vice President

March 7, 2000